Exhibit 99.1

Schedule I
GRAPHICS PROPERTIES HOLDINGS, INC. f/k/a SILICON GRAPHICS, INC.
CASE NO. 09-11701
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS BY DEBTOR
(Unaudited) (In dollars)
For the period from September 1, 2009 to September 30, 2009

Cash September 1, 2009	$3,805,523
Receipts from operations
Cash Sales	–
Collections of accounts receivable
Pre-petition	-
Post-petition	-
Total operating receipts	$-
Non-operating receipts
Transfers - other debtor in possession account	155
Total receipts	$155
Operating disbursements
Accounts payable	(659,114)
Payroll	-
Total disbursements (1)	$(659,114)
Net cash flow	(658,959)
Cash - September 30, 2009	$3,146,564

(1) No disbursements were transferred to other debtor in possession accounts or made from an outside source.

GPH of MANHATTAN, INC.
CASE NO. 09-11700
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS BY DEBTOR
(Unaudited) (In dollars)
For the period from September 1, 2009 to September 30, 2009

Cash September 1, 2009	-
Receipts from operations
Cash Sales	-
Collections of accounts receivable
Pre-petition	-
Post-petition	-
Total operating receipts	-
Non-operating receipts
Transfers from other debtor in possession account	-
Total receipts	-
Operating disbursements
Accounts payable	-
Payroll	-
Total disbursements (1)	-
Net cash flow	-
Cash - September 30, 2009	$-

(1) No disbursements were transferred to other debtor in possession accounts or made from an outside source.

GPH RESEARCH, LLC
CASE NO. 09-11703
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS BY DEBTOR
(Unaudited) (In dollars)
For the period from September 1, 2009 to September 30, 2009

Cash September 1, 2009	-
Receipts from operations
Cash Sales	-
Collections of accounts receivable
Pre-petition	-
Post-petition	-
Total operating receipts	-
Non-operating receipts
Transfers from other debtor in possession account	-
Total receipts	-
Operating disbursements
Accounts payable	-
Payroll	-
Total disbursements (1)	-
Net cash flow	-
Cash - September 30, 2009	$-

(1) No disbursements were transferred to other debtor in possession accounts or made from an outside source.

GPH REAL ESTATE, INC.
CASE NO. 09-11704
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS BY DEBTOR
(Unaudited) (In dollars)
For the period from September 1, 2009 to September 30, 2009

Cash September 1, 2009	-
Receipts from operations
Cash Sales	-
Collections of accounts receivable
Pre-petition	-
Post-petition	-
Total operating receipts	-
Non-operating receipts
Transfers from other debtor in possession account	-
Total receipts	-
Operating disbursements
Accounts payable	-
Payroll	-
Total disbursements (1)	-
Net cash flow	-
Cash - September 30, 2009	$-

(1) No disbursements were transferred to other debtor in possession accounts or made from an outside source.

GPH WORLD TRADE CORPORATION
CASE NO. 09-11705
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS BY DEBTOR
(Unaudited) (In dollars)
For the period from September 1, 2009 to September 30, 2009

Cash September 1, 2009	-
Receipts from operations
Cash Sales	-
Collections of accounts receivable
Pre-petition	-
Post-petition	-
Total operating receipts	-
Non-operating receipts
Transfers from other debtor in possession account	-
Total receipts	-
Operating disbursements
Accounts payable	-
Payroll	-
Total disbursements (1)	-
Net cash flow	-
Cash - September 30, 2009	$-

(1) No disbursements were transferred to other debtor in possession accounts or made from an outside source.

GPH STUDIO, INC.
CASE NO. 09-11706
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS BY DEBTOR
(Unaudited) (In dollars)
For the period from September 1, 2009 to September 30, 2009

Cash September 1, 2009	-
Receipts from operations
Cash Sales	-
Collections of accounts receivable
Pre-petition	-
Post-petition	-
Total operating receipts	-
Non-operating receipts
Transfers from other debtor in possession account	-
Total receipts	-
Operating disbursements
Accounts payable	-
Payroll	-
Total disbursements (1)	-
Net cash flow	-
Cash - September 30, 2009	$-

(1) No disbursements were transferred to other debtor in possession accounts or made from an outside source.

GPH RESEARCH AMERICA LATINA LTD.
CASE NO. 09-11707
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS BY DEBTOR
(Unaudited) (In dollars)
For the period from September 1, 2009 to September 30, 2009

Cash September 1, 2009	-
Receipts from operations
Cash Sales	-
Collections of accounts receivable
Pre-petition	-
Post-petition	-
Total operating receipts	-
Non-operating receipts
Transfers from other debtor in possession account	-
Total receipts	-
Operating disbursements
Accounts payable	-
Payroll	-
Total disbursements (1)	-
Net cash flow	-
Cash - September 30, 2009	$-

(1) No disbursements were transferred to other debtor in possession accounts or made from an outside source.

GPH RESEARCH EASTERN EUROPE LTD
CASE NO. 09-11708
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS BY DEBTOR
(Unaudited) (In dollars)
For the period from September 1, 2009 to September 30, 2009

Cash September 1, 2009	-
Receipts from operations
Cash Sales	-
Collections of accounts receivable
Pre-petition	-
Post-petition	-
Total operating receipts	-
Non-operating receipts
Transfers from other debtor in possession account	-
Total receipts	-
Operating disbursements
Accounts payable	-
Payroll	-
Total disbursements (1)	-
Net cash flow	-
Cash - September 30, 2009	$-

(1) No disbursements were transferred to other debtor in possession accounts or made from an outside source.

GPH RESEARCH INDIA LTD.
CASE NO. 09-11709
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS BY DEBTOR
(Unaudited) (In dollars)
For the period from September 1, 2009 to September 30, 2009

Cash September 1, 2009	-
Receipts from operations
Cash Sales	-
Collections of accounts receivable
Pre-petition	-
Post-petition	-
Total operating receipts	-
Non-operating receipts
Transfers from other debtor in possession account	-
Total receipts	-
Operating disbursements
Accounts payable	-
Payroll	-
Total disbursements (1)	-
Net cash flow	-
Cash - September 30, 2009	$-

(1) No disbursements were transferred to other debtor in possession accounts or made from an outside source.

GPH RESEARCH INTERNATIONAL INC.
CASE NO. 09-11710
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS BY DEBTOR
(Unaudited) (In dollars)
For the period from September 1, 2009 to September 30, 2009

Cash September 1, 2009	-
Receipts from operations
Cash Sales	-
Collections of accounts receivable
Pre-petition	-
Post-petition	-
Total operating receipts	-
Non-operating receipts
Transfers from other debtor in possession account	-
Total receipts	-
Operating disbursements
Accounts payable	-
Payroll	-
Total disbursements (1)	-
Net cash flow	-
Cash - September 30, 2009	$-

(1) No disbursements were transferred to other debtor in possession accounts or made from an outside source.

GPH FINANCIAL CORPORATION
CASE NO. 09-11711
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS BY DEBTOR
(Unaudited) (In dollars)
For the period from September 1, 2009 to September 30, 2009

Cash September 1, 2009	-
Receipts from operations
Cash Sales	-
Collections of accounts receivable
Pre-petition	-
Post-petition	-
Total operating receipts	-
Non-operating receipts
Transfers from other debtor in possession account	-
Total receipts	-
Operating disbursements
Accounts payable	-
Payroll	-
Total disbursements (1)	-
Net cash flow	-
Cash - September 30, 2009	$-

(1) No disbursements were transferred to other debtor in possession accounts or made from an outside source.

GPH ASIA PACIFIC, INC.
CASE NO. 09-11712
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS BY DEBTOR
(Unaudited) (In dollars)
For the period from September 1, 2009 to September 30, 2009

Cash September 1, 2009	-
Receipts from operations
Cash Sales	-
Collections of accounts receivable
Pre-petition	-
Post-petition	-
Total operating receipts	-
Non-operating receipts
Transfers from other debtor in possession account	-
Total receipts	-
Operating disbursements
Accounts payable	-
Payroll	-
Total disbursements (1)	-
Net cash flow	-
Cash - September 30, 2009	$-

(1) No disbursements were transferred to other debtor in possession accounts or made from an outside source.

PARAGRAPH INTERNATIONAL
CASE NO. 09-11713
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS BY DEBTOR
(Unaudited) (In dollars)
For the period from September 1, 2009 to September 30, 2009

Cash September 1, 2009	-
Receipts from operations
Cash Sales	-
Collections of accounts receivable
Pre-petition	-
Post-petition	-
Total operating receipts	-
Non-operating receipts
Transfers from other debtor in possession account	-
Total receipts	-
Operating disbursements
Accounts payable	-
Payroll	-
Total disbursements (1)	-
Net cash flow	-
Cash - September 30, 2009	$-

(1) No disbursements were transferred to other debtor in possession accounts or made from an outside source.

WTI DEVELOPMENT, INC
CASE NO. 09-11714
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS BY DEBTOR
(Unaudited) (In dollars)
For the period from September 1, 2009 to September 30, 2009

Cash September 1, 2009	-
Receipts from operations
Cash Sales	-
Collections of accounts receivable
Pre-petition	-
Post-petition	-
Total operating receipts	-
Non-operating receipts
Transfers from other debtor in possession account	-
Total receipts	-
Operating disbursements
Accounts payable	-
Payroll	-
Total disbursements (1)	-
Net cash flow	-
Cash - September 30, 2009	$-

(1) No disbursements were transferred to other debtor in possession accounts or made from an outside source.